Investor Presentation September 10, 2019 Exhibit 99.1

Disclaimer Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered as forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; ability to achieve expected synergies and benefits and performance from strategic acquisitions; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Current and prior period market data presented herein reflects restatements of Convenience Channel data executed by Nielsen during the second quarter of 2019 and fourth quarter of 2018. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”), Adjusted EBITDA Margin, Adjusted Earnings per Share (“Adjusted EPS”) and Free Cash Flow, collectively referred to as “Non-GAAP Financial Measures”. These non-GAAP Financial Measures exclude certain items included in the comparable GAAP financial measure. Adjusted EBITDA Margin represents Adjusted EBITDA divided by net revenues. Free Cash Flow represents operating cash flows less capital expenditures, dividends, distributions to non-controlling interests and tax receivable agreement payments. Hostess Brands believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non-GAAP Financial Measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Totals in this Investor Presentation may not add up due to rounding.

Andy Callahan President & Chief Executive Officer

Executive Leadership Team Andy Callahan President & Chief Executive Officer Andy Jacobs EVP, Chief Operating Officer Mike Cramer EVP, Chief Administrative Officer Tom Peterson EVP, Chief Financial Officer Jolyn Sebree SVP, General Counsel & Corporate Secretary Chad Lusk SVP, Chief Marketing Officer John Kalal SVP, Bakery Operations & Supply Chain Darryl Riley SVP, Quality, Food Safety & R&D

a sustainable, profitable growth story

How We Got Here Entrepreneurial spirit and drive of a newly formed company with the heritage of iconic brands Relaunched Under Differentiated Model Built Business Leveraging Brand and Operating Model Strengthened Pillars and Capabilities Building Sustainable, Profitable Growth Model, that is Scalable & Repeatable 2013 2019

Hostess Brands Celebrating 100 Years of Delighting Consumers Financial data are for the last twelve months (“LTM”) ended June 30, 2019 as reported. Adjusted EBITDA is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Market Share for the Company within the Sweet Baked Goods (“SBG”) category per Nielsen U.S. total universe, 13 weeks ending June 29, 2019 reflects the restatement of convenience channel data executed by Nielsen during the second quarter of 2019. #1 Market Share in Subcategory Iconic Brands 19.0% Market Share  Continuous Innovation to Drive Growth Efficient Manufacturing & Distribution Model Proven Scalable Platform  LTM Net Revenue $890 million LTM Adjusted EBITDA $196 million  LTM Operating Cash Flow $137 million

Strengthening our core Hostess brand and expanding into adjacent categories through innovation and strong partnerships with our customers At Hostess Brands... We delight consumers and build iconic brands supported by our core competencies to drive profitable growth Our Growth Strategy Leveraging our highly efficient and profitable business model Executing strategic acquisitions to accelerate growth while effectively managing our capital structure Strong Brand Equity Low Cost Model Collaborative Customer Partnerships Continuous Innovation Significant Cash Flow Core Competencies

Iconic Brands Delivering New & Classic Sweet Treats Source: Harmon Atchison, Awareness, Use and Status Perception Study, 12/8/14 85+ YEARS OLD 50+ YEARS OLD <50 YEARS OLD Last  5  Years

Cost Efficient Operating Business Model Enabled by Warehouse Distribution & Efficient Supply Chain Our Business Model Generates Differentiation with Scale in Baking Expanded distribution reach Compelling retailer economics Fast & scalable in-store merchandising capabilities Close partnerships with third party distributors Hostess Brands Warehouse Model Shelf-life Technology

Collaborative Partnerships With Customers & Retailers Across Various Channels for Shared Growth & Profit

Leader in Innovation Willing to Revitalize and Disrupt Underinvested Categories Innovation within the Core Launch new flavors of iconic products to leverage the brand’s power and expand the core Innovation in Adjacencies Expand the Hostess® brands into new consumer segments to drive incremental growth

Significant Cash Flow Provides Flexibility Hostess has Low Committed Capital Spending Needs Compared to Peer Set 1 Peer Set: S&P Composite 1500 Packaged Foods and Meats Sub Index Source: Average 2015-2018 based on FactSet and Company filings available as of July 2019, Notes: Operating cash flow includes interest & dividends received. Free cash flow = OCF – CapEx – Dividends (including dividends paid to NCI shareholders)- Tax Receivable Agreement payments Disciplined approach to use of excess cash Reinvest in business for future growth Strategic acquisitions De-leverage Return capital to shareholders Free Cash Flow as a % of Operating Cash Flow 68% Hostess 57% Peer Set1

Generated from high cash conversion rates and efficient operating capital needs Focused on investing in talent, insights and information to create industry-leading capabilities to support the next phase of growth Operate at lowest practical cost and optimum value to consumers Accelerate growth through innovation based on consumer insights and industry-leading capabilities Profitably drive core growth by building the consumer brand and building customer relationships Pillars for Growth Grow the Core 1 2 Grow through Innovation Improve through Agility & Efficiency Cultivate Talent & Capabilities Leverage Strong Cash Flow 3 4 5

Meaningful Growth Year to Date 2019 Continued Industry-Leading Results Year-to-Date results through June 30, 2019 and 2018, respectively. Adjusted EBITDA is a non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures.  Net Revenue (in millions) 9.2% Growth Adjusted EBITDA (in millions) Growth 10.5%

A Look at 2019 Revenue Growth Well Above the SBG Category & Significant Adjusted EBITDA Growth Q2 Q1 Q3 Q4 Execute Pricing & Launch Breakfast þ Expand Distribution of New Products Accelerate Growth Behind Improved Merchandising Execution Strong Back-to-School Programming Completed Sale of In-Store Bakery Business  Continue Distribution Build of Breakfast & Other Innovation þ ¨ Finish 2019 Strong with Significant Revenue & EBITDA Growth Substantially Improve Net Leverage HQ and DC (KS), Commercial Office  (Chicago) moves ¨ þ þ þ ¨ þ

Full-Year 2019 Guidance Reaffirming Guidance (which reflects the sale of In-Store Bakery business) ($ in millions, except ratio, per share data and tax rate) 2018 Actuals 2019 Guidance Net revenue $850.4 Growth well above the SBG Category Adjusted EBITDA $186.2 $200 - $210 Adjusted EPS $0.54 $0.57 - $0.62 Leverage Ratio 4.5x 3.2x - 3.4x Cash Flow from Operations $143.7 $145 - $155 Capital Expenditures $48.4 $30 - $35 Effective Tax Rate 18.2% 23% - 24%1 1 Updated effective tax rate expectation for secondary offering completed in August 2019 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. The Company’s leverage ratio is net debt (total long-term debt less cash) divided by adjusted EBITDA.

Demonstrated growth and untapped potential for future growth 1 Deep capabilities for proven, repeatable growth  across a broad distribution base 2 Lean, agile scalable model 3 Execution leads to top quartile financial results 4 Key Takeaways

Organic Revenue Growth Top Quartile of Peer Group1 (Well ahead of the SBG Category) Long-term Investment Thesis 1. Peer group defined as S&P Composite 1500 Packaged Foods and Meats Sub Index Delivering Industry Leading Total Shareholder Returns Adjusted EBITDA Margin Top Quartile of Peer Group1 Free Cash Flow Conversion Top Quartile of Peer Group1

Chad Lusk Senior Vice President and Chief Marketing Officer

1 2 3 4 Key Takeaways Deploying additional untapped growth levers for further growth Clear strategy and proven growth model that generates consistent results Part of a large and growing addressable market Deep consumer emotional brand affinity with potential to be further unlocked

Hostess is Set Up to Grow Brand is our strongest asset based on its high awareness, high availability, and contemporary and engaging nature Addressable Markets that are growing and in which we have a right to participate Proven Playbook with established tools for continued growth

HOSTESS BRAND STRENGTH: We Have Leading Brand Awareness 1 Source: EquiTrend, The Harris Poll, Q1 2018 Aided Awareness1 86% 84% 82% 56% Snack Cake Snack Cake Snack Cake Snack Cake 81% 36%

HOSTESS BRAND STRENGTH: We Have Leading Consumer Reach High Brand Awareness Combined with Broad Availability Provides Significant Opportunities for Growth 1 Source: Nielsen, Total Nielsen Universe % ACV for the SBG Category, 13 weeks ending 8/10/19. 92% Total Nielsen Universe % ACV Distribution1 80% 72% 49% 22% 8%

HOSTESS BRAND STRENGTH: We Are Highly Relevant and Contemporary . . .

Social media engagement above CPG1 average HOSTESS BRAND STRENGTH: . . . and Uniquely Engaging Experiential marketing campaigns 11.4% higher 9.6% higher Source: Rival IQ 2018 1 CPG defined as Food & Beverage industry as determined by Rival IQ

HOSTESS BRAND STRENGTH: Brand Attracts Significant Media Attention 1 Source: LAK public relations analysis 5.8 Billion Estimated Media Impressions YTD 20191

ADDRESSABLE MARKET: Snacking Is On The Rise Source: Mintel Snacking Motivations and Attitudes, January 2019, Market sizing from NPD, Mintel, IRI, Datassentials, “The Keynote Report: Snacking March 2018 of U.S. adults snack daily 3 95 increase in snacking frequency in 2018 vs. 2017 21 3-5 times the average American is snacking per day Growth projected in snack market, from 2018-2022% % ($150B-$180B) 30B $

ADDRESSABLE MARKET: Indulgence Is Still King In Snacking Sweet snacks appeal higher than better-for-you “I find ____ appealing.” (Top 2 boxes = somewhat and very appealing) Source: Mintel Snacking Motivations and Attitudes, January 2019, Mintel Flavor the most important attribute #1 reason for snacking is to “Satisfy a craving or treat myself” (#2 is hunger)

ADDRESSABLE MARKET: And There Is Plenty Of Room To Grow Source: Nielsen, Total Nielsen Universe, 52 Weeks ending 8/10/19 Household penetration of Hostess vs. indulgent snacking categories 32% 69% 91% 97% Sweet Baked Goods Cookies Candy, Gum, Mints Size at Retail ($ Billions) $1.2 $6.7 $8.4 $25.3

Proven Playbook For Growth CURRENT UNTAPPED Fun, high demand flavor varieties Limited Time Offerings Exciting, usage-driven, incremental Breakthrough Innovation Need state-driven, grounded in insights Consumer Advertising Relevant, highly responsive Core Extensions

CURRENT UNTAPPED Fun, high demand flavor varieties Limited Time Offerings Exciting, usage-driven, incremental Breakthrough Innovation Need state-driven, grounded in insights Consumer Advertising Relevant, highly responsive Core Extensions PROVEN PLAYBOOK: Small Innovations Create Outsized Impact

#2 selling flavor of CupCakes PROVEN PLAYBOOK / CORE EXTENSIONS: Big Impact From Core Innovation

#2 selling flavor of Ding Dongs® PROVEN PLAYBOOK / CORE EXTENSIONS: Big Impact From Core Innovation

+12% CAGR over last 2 years Drove +5% unit growth to total Zingers brand PROVEN PLAYBOOK / CORE EXTENSIONS: Big Impact From Revitalizing Existing Varieties

#1 selling branded  bread in C-Store and Drug PROVEN PLAYBOOK / CORE EXTENSIONS: Bread Innovation Unlocks Opportunities Source: Nielsen 52WE 5/18/19

$250+ million wafer category in Sweet Baked Goods PROVEN PLAYBOOK / CORE EXTENSIONS: Expanding Into Adjacent Sub-Categories Source: Nielsen 52 WE 8/10/19

$250+ million brownie  category growing at 4.7% PROVEN PLAYBOOK / CORE EXTENSIONS: Big Impact From 2019 Innovation Source: Nielsen 52 WE 8/10/19

Drove +47% dollar growth to  total Hostess Danish portfolio PROVEN PLAYBOOK / CORE EXTENSIONS: Big Impact From Breakfast Innovation

#2 coffee cake consumer flavor preference PROVEN PLAYBOOK / CORE EXTENSIONS: Big Impact From Breakfast Innovation Source: Nielsen

Over 70% incremental to Hostess Donette shopper PROVEN PLAYBOOK / CORE EXTENSIONS: Big Impact From Packaging Innovation Source: Nielsen

Compelling traditional holiday items PROVEN PLAYBOOK / LIMITED TIME OFFERINGS: Workhorse Growth Engine Tied to Usage

Fun event-driven seasonal themes PROVEN PLAYBOOK / LIMITED TIME OFFERINGS: Workhorse Growth Engine Tied to Usage

Culture-based trend expressions PROVEN PLAYBOOK / LIMITED TIME OFFERINGS: Workhorse Growth Engine Tied to Usage

Innovation launched since 2015, along with our limited time offer programs, provided in annual1 revenue PROVEN PLAYBOOK: Small Changes Fuel Big Growth 1 Last-twelve-months revenue ending 6/30/19 ~$160M

Source: Nielsen Sourcer Study, 2017 PROVEN PLAYBOOK / LIMITED TIME OFFERINGS: We Have Proven We Can Attract New Consumers Through Innovation Source of Volume: Hostess LTOs 70-80+% LTO volume came from non-SBG consumers

PROVEN PLAYBOOK: We Are Deploying Untapped Growth Levers CURRENT UNTAPPED Fun, high demand flavor varieties Limited Time Offerings Exciting, usage-driven, incremental Breakthrough Innovation Need state-driven, grounded in insights Consumer Advertising Relevant, highly responsive Core Extensions

A Growing Snacking Market Presents a Wide Range of Opportunities Source: IRI Actuals Total US -Multi Outlet + Conv Calendar; Mintel Forecast Total US –Multi Outlet + Conv Calendar Snacking Market Growth 2017 2019E 2022E $125B $150B $180B +$30 Billion

Egg Strategy – need state Company estimates – Market size PROVEN PLAYBOOK / BREAKTHROUGH INNOVATION: Significantly Larger Addressable Market We Will Reach New Consumers with a Deeper Focused Approach Total snacking market $150 billion $15B $15B $45B $50B $25B Care for Me (& Others) Bring Me Joy Give Me a Break Fuel Me Tide Me over Illustrative Example: Bring Me Joy $15 billion need state Key benefit: Elevate my happiness with special indulgences Sample categories: Candy, Cookies, Sweet Baked Goods

We are highly available across all channels We are highly contemporary We are highly and uniquely engaging We have leading brand awareness* PROVEN PLAYBOOK / CONSUMER ADVERTISING: Extremely Favorable Brand Attributes 81% 84% * Aided Awareness Source: EquiTrend, The Harris Poll, Q1 2018 ACV across channels 5.8 Billion 92% media impressions

PROVEN PLAYBOOK / CONSUMER ADVERTISING: Brands Are Highly Responsive to Advertising Source: Edelman Impulse food brands respond to advertising 7x faster than habitual grocery shopping In 2020 we will Test, Measure and Expand Consumer Activation Programs

Deploying additional untapped growth levers for further growth Clear strategy and proven growth model that generates consistent results Part of a large and growing addressable market Deep consumer emotional brand affinity with potential to be further unlocked 1 2 3 4 Key Takeaways

Andy Jacobs Executive Vice President and Chief Operating Officer

Distribution agility enables scale merchandising that enhances retailer events, store level execution and POS sell-thru Data-driven actions support Hostess Partner Programming and drive efficient and profitable growth Tailored channel based go-to-market model demonstrates key capabilities for growth Broad channel distribution leading to high growth potential 1 2 3 4 Key Takeaways

Broad Reach Leads to High Growth Opportunity Hostess Total Nielsen Universe ACV of 92% Enabled by our Distribution Model Source: Nielsen, Total Nielsen Universe % ACV for the SBG Category, 13 weeks ending 8/10/19. 93% Hostess % ACV Distribution By Channel & Market Share Ranking Non-Traditional Channels / Non-Reporting To Nielsen Vend Cash N Carry E-Commerce Export Food 87% C-Store 100% Mass 96% Dollar 74% Drug 61% Club #3 #1 #2 #2 #1 #2

Tailored Channel and Customer Solutions Unlocking Growth Potential Across Channels Creating indispensable partnerships, driving growth for both Hostess & our customers Enabled by our Hostess Partner Programs, High Brand Awareness and Our Agile Distribution Model Brand Choice Hostess vs. Value Brands Merchandising Pallets, Shippers or Counter Units Product Mix & Assortment Multipack and Single Serve Broker Retail Teams Consortium vs. Syndicated Distribution Distributor vs. Direct; Fresh vs. Frozen Solutions Approach

Approach Fueled by Data and Analytics Sharper Organizational Decisions Using Insights and Knowledge Focusing business on highest growth opportunities Store-level shipment data for C-store triggers order replenishments and reduces out of stocks Investments in Category Management Elasticities analysis support pricing decisions Detailed profitability data by brand & product identifies areas for improvement and assortment planning

DTW Model Winning In Non-Traditional Channels Centralized Manufacturing Enables Innovation Highly Agile Large Format Display Programs Unique Consortium Retail Merchandising Teams Brand Portfolio Leveraged For Independent Retailers Hostess Partner Program for Small Format Chain Retailers Uniquely Tailored Go-To-Market Solutions 1 2 4 3 5 6

Investing in HPP Data Capabilities Data Mining Enabling Focus on Store Level Compliance and Growth 1 Enables HQ Level Compliance Based On Exact Store Level Programming Complemented By Retail Team Focus On Both Chain Stores and High Volume Independents Chain & Independent Retailers Store Level Data Store Level Data captured for universe servicing ~80k C-Stores

Warehouse Model Enables Small Independent Retailer Distribution Leveraging Both Hostess and Value Brands 2 ~ 70k Independent Small Format Retailers Warehouse Club and Cash ‘N Carry Pick-up Self Distribution

Highly Agile Display Programs Displays can Quickly be Executed Across Regional or National Retailers via Cross-docking 3 Pre-Built Displays Shipped From Single Consolidated Warehouse

Retail Teams complement the DTW model and retailer labor support Store level POS or Distributor Ship Data drives weeklyRetail Directives Executing over 365,000 Focused Retail In-Store Calls per Quarter Unique Consortium Retail Merchandising Broker Retail Model Drives In-store Performance and Lowers Costs 4 Grocery Team Mass Team C-Store Team

Retailer specific request based on Unicorn themed product sales in their stores Developed and executed in 10 weeks; retailer providing scale support Centralized baking only in Emporia, KS; ships to Shorewood, IL for consolidation with other Hostess items and ships fresh to customer DC’s across the U.S. Distribution Model Enables Fast and Customized Innovation Solutions 5

DTW Enables Non-Traditional Distribution Hostess Distribution is Ubiquitous; Products are Sold in All Channels 6 Leveraging Brand in Select Export Markets

Strong Market Position Consistent POS and Share Growth in the SBG Category Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 7/2/16, 7/1/17, 6/30/2018 & 6/29/19. Current and prior period market data presented herein reflects the restatements of Convenience Channel data executed by Nielsen during the fourth quarter 2018 and the second quarter of 2019. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Market Share 2016 2017 2018 2019 15.7% 16.8% 17.7% 18.2% Consistently Building Share Point-of-Sale (in millions) 2016 2017 2018 2019 $1,045 $1,118 $1,173 $1,220 3.9% CAGR

2nd Quarter Point of Sale & Market Share Across Multiple Channels Point of sale and market share data for the 13 weeks ended 6/29/19 as compared to the comparable period in the prior year. Data reflects restatements of the Convenience Channel data executed by Nielsen during the fourth quarter of 2018 and the second quarter of 2019. Prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Market Share 24.2% 13.6% 16.0% 23.2% 23.1% 43.6% Market Share Change (bps) 90 7 21 116 855 (102) POS Change 4.3% 1.3% 6.2% 11.8% 60.2% 0.9% POS Dollars (In Millions)

Distribution agility enables scale merchandising that enhances retailer events, store level execution and POS sell-thru Data-driven actions support Hostess Partner Programming and drive efficient and profitable growth Tailored channel based go-to-market model demonstrates key capabilities for growth Broad channel distribution leading to high growth potential 1 2 3 4 Key Takeaways

John Kalal Sr. Vice President Bakery Operations and Supply Chain

Lean, agile and scalable model that  delivers quality results 1 Disciplined investments in high ROI projects 2 Centralized distribution network capabilities to effectively support growth 3 Integrated information systems driving efficient execution 4 Key Takeaways

Agile Tailored solutions through manufacturing expertise Centralized distribution Lean, Agile and Scalable Model Delivering Quality Results Lean Drive continuous savings through operational improvements Efficient supply chain  High ROI Investments Scalable  Repeatable and Extendable

Disciplined High ROI Projects A Proven Process that is Scalable and Repeatable Distribution Center move supports future portfolio growth Taking miles out of network Improving lane rates Faster and more reliable access to key markets on the West coast Applied Hostess model to acquired Cloverhill bakery Reduced waste from 38% to 8% More than doubled direct labor efficiency Better serviced customers – fill rate improvement from 77% to high 90’s History of high ROI investments in targeted assets Increasing efficiency on core high volume products Provides roadmap of future opportunities

Boldly Reimagined Distribution Approach Unique Centralized Model Supports Differentiated Ability to Efficiently Address Market LOWER OVERHEAD LOWER WORKING CAPITAL NEEDS

Distribution Capabilities Support Growth Network Capabilities Effectively Support Tailored Merchandising at Scale 280 different displays created per year 20% of products shipped display-ready

Integrated Information Systems Driving Efficient Execution Single enterprise-wide system utilized to efficiently execute production and distribution Enables informed fast decision-making within complex operations and short-code life products Demand Inventory Distribution Production Materials SAP

Lean, agile and scalable model that  delivers quality results 1 Disciplined investments in high ROI projects 2 Centralized distribution network capabilities to effectively support growth 3 Integrated information systems driving efficient execution 4 Key Takeaways

Tom Peterson Executive Vice President and Chief Financial Officer

Long-term investment thesis in the top quartile of peers 1 Good stewards of meaningful capital 2 Modern and tailored IT platform provides real-time visibility into performance and efficient reporting and analysis 3 Key Takeaways

Industry Leading Revenue Growth Achieved by Accessing Large Addressable Market Via Proven Tailored Go-to-market Model 1 Average of CAGRs for period from companies in the S&P Composite 1500 Packaged Foods and Meats Sub Index 2 Six months ended June 30, 2019 Long-Term Organic Revenue Growth Top Quartile of Peer Group1 (Well ahead of the SBG Category) 2015 – 2018 CAGR Year-to-Date 20192 Peers1 Peers1

Industry Leading Adjusted EBITDA Margins1 Achieved Through Lean and Agile Operating Model Long-Term Adjusted EBITDA Margin Top Quartile of Peer Group2 2015 – 2018 Average Year-to-Date 2019 Peers1 Peers1 1 Adjusted EBITDA margin is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures.   2 Average of CAGRs for period from companies in the S&P Composite 1500 Packaged Foods and Meats Sub Index that report an adjusted EBITDA metric.

Industry Leading Free Cash Flow Conversion1 Providing Fuel for Growth Investments 1 Free cash flow conversion defined as (Operating Cash Flow – Capital Expenditures – Dividends)/Operating Cash Flows. Free cash flow conversion is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures.   2 Average of the S&P Composite 1500 Packaged Foods and Meats Sub Index Long-Term 2015 – 2018 CAGR Year-to-Date 2019 Free Cash Flow Conversion Top Quartile of Peer Group2 Peers2 Peers2

Good Stewards of Capital High free cash flow conversion rates and strong balance sheet provide significant flexibility in evaluating capital allocation options Investments focused on high ROI activities Disciplined approach to use of excess cash Reinvest in business for future growth Strategic acquisitions that leverage our core competencies De-leverage Return capital to shareholders

Integrated Systems Drive Efficiency Modern Day Tailored Scalable Infrastructure Operations integrated in single instance of SAP Fresh install at re-launch Reduced complexity Provides high visibility Reporting tools provide critical real-time actionable insights Demand Inventory Distribution Production Materials SAP Integrated goals supporting organization’s strategic objectives and scalable for future growth

Organic Revenue Growth Top Quartile of Peer Group1 (Well ahead of the SBG Category) Long-term Investment Thesis 1. Peer group defined as S&P Composite 1500 Packaged Foods and Meats Sub Index Delivering Industry Leading Total Shareholder Returns Adjusted EBITDA Margin Top Quartile of Peer Group1 Free Cash Flow Conversion Top Quartile of Peer Group1

Long-term investment thesis in the top quartile of peers 1 Good stewards of meaningful capital 2 Modern and tailored IT platform provides real-time visibility into performance and efficient reporting and analysis 3 Key Takeaways

Closing

Demonstrated growth and untapped potential for future growth 1 Deep capabilities for proven, repeatable growth  across a broad distribution base 2 Lean, agile scalable model 3 Execution leads to top quartile financial results 4 Key Takeaways

Unlocking the Potential of Our People Investing in marketing and sales capabilities and talent Investing in data and insights to make smart people smarter Leveraging our IT infrastructure for real-time data across functions Investing in competitive wages, benefits and training programs a sustainable, profitable growth story Organic Revenue Growth Top Quartile of Peer Group1 (Well ahead of the SBG Category) 1. Peer group defined as S&P Composite 1500 Packaged Foods and Meats Sub Index Delivering Industry-Leading Total Shareholder Returns Adjusted EBITDA Margin Top Quartile of Peer Group1 Free Cash Flow Conversion Top Quartile of Peer Group1

Q&A

Appendix

Non-GAAP Reconciliations Adjusted EBITDA ($ in millions, except percentages) Six Months Ended June 30, 2019 Year Ended December 31, 2018 Year Ended December 31, 2017 Year Ended December 31, 2016 Year Ended December 31, 2015 Net income $43.3 $81.4 $258.1 $51.9 $88.8 Non-GAAP adjustments: Income tax provision 7.9 13.0 (67.2) (7.3) - Interest expense, net 20.5 39.4 39.2 67.0 50.0 Depreciation and amortization 21.9 41.4 38.2 16.1 9.8 Share-based compensation 4.8 5.6 7.4 30.6 1.4 Tax Receivable Agreement remeasurement and gain on buyout (0.5) (14.2) (50.2) - - Loss (gain) on debt modification - - 2.6 (0.8) 25.9 Impairment of property and equipment, intangible assets and goodwill 1.0 5.0 0.9 9.9 6.9 Acquisition and integration costs 1.6 0.3 - 40.7 - Facility transition costs 0.8 10.1 - - - Special employee incentive compensation 1.9 3.4 - 4.7 3.9 Other 1.3 0.8 1.4 2.4 (8.7) Adjusted EBITDA $104.5 $186.2 $230.2 $215.3 $177.9 Adjusted EBITDA as a % of Net revenue 23% 22% 30% 29% 29%

Non-GAAP Reconciliations Free Cash Flow ($ in millions, except percentages) Six Months Ended June 30, 2019 Year Ended December 31, 2018 Year Ended December 31, 2017 Year Ended December 31, 2016 Year Ended December 31, 2015 Operating cash flow $74.1 $143.7 $162.6 $114.0 $133.0 Non-GAAP Adjustments: Less: Capital expenditures (18.3) (48.4) (35.3) (37.8) (27.3) Less: Dividends (1) (4.9) (9.6) (13.0) - - Less: Tax receivable remeasurement (2) (2.8) (7.4) - - - Free cash flow $48.1 $78.3 $114.3 $76.2 $105.7 Free cash flow conversion 65% 55% 70% 67% 79% Excludes distributions to partners in Hostess Holdings LP prior to the formation of Hostess Brands, Inc. Excludes the $34 million voluntary payment in 2018 to buyout one of the TRA counter parties